UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2014

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-573-2000

Not Applicable

Former name or former address, if changed since last report

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 918-573-2000

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As announced on February 24, 2014, Alan S. Armstrong, President and Chief Executive Officer of The Williams Companies, Inc. (the “Company”) and Chairman of the Board & Chief Executive Officer of the general partner of Williams Partners L.P. (“WPZ”), is scheduled to present at the Howard Weil 2014 Energy Conference on Tuesday, March 25, 2014 at approximately 11:20 a.m. EDT. Today the Company posted the slides to be used in connection with the conference for viewing, downloading and printing at both www.williams.com and www.williamslp.com. Such slides arc furnished and attached as Exhibit 99.1 hereto and incorporated by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits

Exhibit 99.1 Howard Weil Energy Conference Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: March 24, 2014

WILLIAMS PARTNERS L.P.

By:	Williams Partners GP LLC, its General Partner

By:	/s/ Sarah C. Miller
Sarah C. Miller
Corporate Secretary

Dated: March 24, 2014

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Howard Weil Energy Conference Slides.